PAINEWEBBER STRATEGY FUND
                Supplement to Prospectus dated September 27, 1999
       (This Supplement supersedes the Supplement dated November 24, 1999)


      The PaineWebber Strategy Fund ("Fund") has stopped offering its shares for purchase. However, current investors in the Fund may still purchase additional shares when the Fund recommences offering its shares in the year 2000 (currently intended to be the first quarter 2000).

      The following supplements the disclosure under "Exchanging Shares" on page 12: You may not exchange shares of other PaineWebber mutual funds for shares of the Fund. Exchanges of the Fund's shares for other PaineWebber mutual funds' shares will continue as described in the Prospectus.



November 29, 1999